SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 27, 2004

ARIBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26299	77-0439730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

807 11th Ave.

Sunnyvale, CA 94089

(650) 390-1000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits.

Exhibit Number	Description
99.1	Press release, dated April 27, 2004, announcing Ariba, Inc.’s earnings results for the second quarter of its fiscal year 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 27, 2004, Ariba, Inc. issued a press release announcing its earnings results for the second quarter of its fiscal year 2004. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, INC.

DATE: April 27, 2004	By:	/s/ JAMES W. FRANKOLA

James W. Frankola Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release, dated April 27, 2004, announcing Ariba, Inc.’s earnings results for the second quarter of its fiscal year 2004.